1Q 2022 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections…..............................................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Year end 2021 Acreage and Undeveloped Location Update.............................................................................................	11

Non-GAAP Reconciliations

Definitions..........................................................................................................................................................................	12

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	13

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	14

Operating Margin...............................................................................................................................................................	15

Cash Operating Margin......................................................................................................................................................	16

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	17

Free Cash Flow..................................................................................................................................................................	18

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021
Shale Sales Volumes (Bcf)		130.5	135.8	130.3	115.0	121.1
CBM Sales Volumes (Bcf)		11.4	12.0	12.2	12.6	12.7
Other Sales Volumes (Bcf)		0.1	0.1	0.1	0.1	-

LIQUIDS*
NGLs Sales Volumes (Bcfe)		8.5	9.7	10.1	9.5	6.5
Oil and Condensate Sales Volumes (Bcfe)		0.4	0.6	0.8	0.7	0.3

TOTAL (Bcfe)		150.9	158.2	153.5	137.9	140.6

Average Daily Production (MMcfe)		1,676.2	1,719.4	1,668.7	1,515.6	1,562.5

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q1 2022 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA Central	Marcellus	10	10	-	-	-
	Utica	2	-	-	-	-

WV Shirley-Pennsboro	Marcellus	-	-	-	-	1
	Utica	-	-	-	-	-

CPA South	Utica	-	-	-	-	1

Total		12	10	0	-	2

(1) Measured in lateral feet from perforation to perforation.

HEDGE VOLUMES AND PRICING

	Q2 2022	2022	2023	2024	2025	2026	2027
NYMEX Hedges
Volumes (Bcf)	111.7	453.0	367.9	305.6	239.2	189.3	17.2
Average Prices ($/Mcf)	$2.88	$2.92	$2.90	$2.86	$2.91	$2.96	$2.80

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	5.2	20.9	34.6	46.5	75.1	72.3	10.3
Average Prices ($/Mcf)	$2.49	$2.49	$2.14	$2.32	$2.47	$2.39	$2.27
Total Volumes Hedged (Bcf)(1)	116.9	473.9	402.5	352.1	314.3	261.6	27.5

NYMEX + Basis (fully-covered volumes)(2)
Volumes (Bcf)	116.9	473.9	394.3	352.1	300.5	176.7	13.7
Average Prices ($/Mcf)	$2.34	$2.42	$2.37	$2.28	$2.30	$2.35	$2.21

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	-	-	8.2	-	13.8	84.9	13.8
Average Prices ($/Mcf)	-	-	$2.90	-	$2.91	$2.96	$2.80
Total Volumes Hedged (Bcf)(1)	116.9	473.9	402.5	352.1	314.3	261.6	27.5

Estimated Conversion Factor(3)	1.094	1.090	1.080	1.078	1.069	1.066	1.061

(1) Hedge positions as of 4/7/2022. Excludes basis hedges in excess of NYMEX hedges of 6.6 Bcf, 8.9 Bcf, and 10.0 Bcf for Q2 2022, 2022, and 2024, respectively. Q2 2022 and 2022 basis hedges and excess basis hedges exclude purchased swaps. See table below.
(2) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(3) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

Purchased Swaps	Q2 2022	2022
Basis Hedges
Volumes (Bcf)	6.7	15.7
Average Fixed Prices ($/Mcf)	($1.13)	($1.13)

For financial hedging, CNX utilizes over-the-counter swaps to manage its exposure to natural gas price fluctuations. Typically, CNX “sells” swaps under which CNX receives a fixed price from and pays a floating price to its hedge counterparties. In order to lock in certain margins while balancing its basis hedges, during the first quarter of 2022, CNX purchased, rather than sold, financial swaps for the period April through October of 2022 under which CNX will pay a fixed price to and receive a floating price from its hedge counterparties. Purchased swaps have the effect of reducing total hedged volumes for the period of the swap.

HEDGING GAIN/LOSS PROJECTIONS
	Q2 2022				CY2022

		Wtd. Avg.	Avg.	Forecasted		Wtd. Avg.	Avg.	Forecasted
	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)	Hedged Volumes	Hedged	Forward	Gain/(Loss)(2)
($/MMBtu)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market(1)	($ in 000s)
NYMEX	121,713	$2.65	$6.04	($414,007)	493,588	$2.68	$6.02	($1,641,744)

Index	1,820	$2.06	$5.22	($5,752)	7,300	$2.06	$5.14	($22,489)

Basis:
Eastern Gas-South (DOM)	19,338	($0.49)	($0.78)	$5,589	89,643	($0.57)	($0.87)	$26,808
TCO Pool (TCO)	23,660	($0.63)	($0.62)	($256)	82,210	($0.60)	($0.69)	$8,445
Michcon (NMC)	13,650	($0.21)	($0.24)	$379	52,630	($0.21)	($0.23)	$1,345
TETCO ELA (TEB)	1,365	($0.09)	($0.27)	$252	5,475	($0.09)	($0.23)	$806
TETCO WLA (TWB)	1,365	($0.08)	($0.10)	$30	5,475	($0.08)	($0.11)	$175
TETCO M3 (TMT)	1,820	($0.63)	($0.62)	($9)	10,080	$0.35	$0.07	($736)
TETCO M2 (BM2)	44,135	($0.58)	($0.83)	$10,895	177,025	($0.58)	($0.88)	$54,337
Transco Zone 5 South (DKR)	3,185	($0.03)	($0.02)	($46)	12,775	$0.61	$1.05	($5,298)
Total Financial Basis Hedges	108,518			$16,834	435,313			$85,882

Total Projected Realized Loss				($402,925)				($1,578,351)

Note: Forward market prices, hedged volumes, and hedge prices are as of 4/7/2022. Anticipated hedging activity is not included in projections.
(1) January through April prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q1 2022	Q4 2021	Q3 2021	Q2 2021	Q1 2021
Realized (Loss) Gain	($270)	($400)	($131)	($10)	$2
Unrealized (Loss) Gain	($1,456)	$780	($1,376)	($529)	$31
(Loss) Gain on Commodity Derivative Instruments	($1,726)	$380	($1,507)	($539)	$33

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating (Loss) Income:	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021
Natural Gas, NGL and Oil Revenue	$744,625	$847,340	$585,915	$369,449	$381,225
(Loss) Gain on Commodity Derivative Instruments	(1,726,394)	379,982	(1,507,270)	(538,859)	33,414
Purchased Gas Revenue	45,841	33,212	16,311	16,706	33,484
Other Revenue and Operating Income	22,830	30,656	24,783	25,494	24,950
Total Revenue and Other Operating (Loss) Income	(913,098)	1,291,190	(880,261)	(127,210)	473,073
Costs and Expenses:
Operating Expense
Lease Operating Expense	15,398	15,547	11,193	10,248	9,268
Transportation, Gathering and Compression	88,286	91,754	90,609	84,114	77,158
Production, Ad Valorem, and Other Fees	9,927	11,086	9,552	7,445	5,968
Depreciation, Depletion and Amortization	118,623	133,833	129,734	122,607	128,944
Exploration and Production Related Other Costs	1,689	12,548	3,073	2,929	2,076
Purchased Gas Costs	44,816	32,622	14,192	14,551	32,411
Selling, General, and Administrative Costs	31,560	35,908	24,851	23,677	28,321
Other Operating Expense	12,170	16,203	21,654	15,140	15,658
Total Operating Expense	322,469	349,501	304,858	280,711	299,804
Other Expense
Other (Income) Expense	(736)	2,340	3,177	5,865	4,366
Gain on Assets Sales and Abandonments, net	(13,395)	(19,705)	(12,446)	(7,186)	(2,873)
Loss on Debt Extinguishment	—	15,084	18,653	—	—
Interest Expense	27,069	37,264	37,944	39,576	36,372
Total Other Expense	12,938	34,983	47,328	38,255	37,865
Total Costs and Expenses	335,407	384,484	352,186	318,966	337,669
(Loss) Earnings Before Income Tax	(1,248,505)	906,706	(1,232,447)	(446,176)	135,404
Income Tax (Benefit) Expense	(325,564)	276,394	(359,526)	(92,117)	37,379
Net (Loss) Income	$(922,941)	$630,312	$(872,921)	$(354,059)	$98,025

(Loss) Earnings per Share
Basic	($4.62)	3.02	($4.05)	($1.61)	$0.45
Diluted	($4.62)	2.90	($4.05)	($1.61)	$0.43

Weighted-Average Shares Outstanding	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021
Weighted-Average Shares of Common Stock Outstanding	199,854,257	208,454,502	215,738,737	219,897,242	219,923,634
Effect of Diluted Shares*	—	8,834,883	—	—	8,746,814
Weighted-Average Diluted Shares of Common Stock Outstanding	199,854,257	217,289,385	215,738,737	219,897,242	228,670,448

*During periods in which the Company incurs a net loss, diluted weighted average shares outstanding are equal to basic weighted average shares outstanding because the effect of all equity awards is antidilutive.

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21
ASSETS
Current Assets:
Cash and Cash Equivalents	$8,570	$3,565	$365	$39,365	$29,610
Restricted Cash	—	—	220,386	768	733
Accounts and Notes Receivable
Trade, net	263,126	330,122	250,406	157,667	147,714
Other Receivables, net	5,134	8,924	10,234	10,727	9,719
Supplies Inventories	6,469	6,147	5,486	5,698	7,249
Recoverable Income Taxes	—	72	—	—	—
Derivative Instruments	119,838	95,002	83,870	107,625	70,251
Prepaid Expenses	13,739	15,975	13,077	12,126	12,170
Total Current Assets	416,876	459,807	583,824	333,976	277,446
Property, Plant and Equipment:
Property, Plant and Equipment:	11,484,450	11,362,102	11,206,740	11,128,496	11,084,358
Less-Accumulated Depreciation, Depletion and Amortization	4,488,326	4,372,619	4,246,423	4,119,856	4,064,594
Total Property, Plant and Equipment—Net	6,996,124	6,989,483	6,960,317	7,008,640	7,019,764
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	42,162	56,022	69,871	83,618	93,226
Derivative Instruments	281,213	131,994	179,176	204,459	235,695
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	81,904	83,543	85,181	86,819	88,457
Deferred Income Taxes	28,526	—	—	—	—
Restricted Cash	—	—	—	4,751	5,019
Other Non-Current Assets	53,405	56,588	26,470	26,533	26,316
Total Other Non-Current Assets	810,524	651,461	684,012	729,494	772,027
TOTAL ASSETS	$8,223,524	$8,100,751	$8,228,153	$8,072,110	$8,069,237
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$120,513	$121,751	$107,266	$118,574	$114,535
Derivative Instruments	1,411,964	521,598	1,168,597	415,774	83,762
Current Portion of Finance Lease Obligations	603	555	495	406	5,139
Current Portion of Long-Term Debt	336,083	—	231,675	23,098	22,055
Current Portion of Operating Lease Obligations	10,003	22,940	35,461	47,198	52,500
Other Accrued Liabilities	248,176	287,732	223,852	204,145	179,916
Total Current Liabilities	2,127,342	954,576	1,767,346	809,195	457,907
Non-Current Liabilities:
Long-Term Debt	1,890,790	2,214,121	2,203,731	2,265,970	2,346,205
Finance Lease Obligations	1,304	1,218	1,097	854	956
Operating Lease Obligations	32,340	33,672	34,785	36,569	39,965
Derivative Instruments	1,421,373	687,354	858,767	285,865	83,705
Deferred Income Taxes	—	328,601	51,739	411,380	503,653
Asset Retirement Obligations	89,403	88,859	81,029	81,903	82,689
Other Non-Current Liabilities	91,460	92,077	43,143	43,443	43,747
Total Non-Current Liabilities	3,526,670	3,445,902	3,274,291	3,125,984	3,100,920
TOTAL LIABILITIES	5,654,012	4,400,478	5,041,637	3,935,179	3,558,827
Stockholders' Equity
Common Stock	1,955	2,039	2,124	2,191	2,207
Capital in Excess of Par Value	2,691,950	2,834,863	2,899,731	2,950,083	2,959,934
Preferred Stock	—	—	—	—	—
(Accumulated Deficit) Retained Earnings	(110,005)	877,894	299,438	1,199,570	1,563,318
Accumulated Other Comprehensive Loss	(14,388)	(14,523)	(14,777)	(14,913)	(15,049)
TOTAL STOCKHOLDERS' EQUITY	2,569,512	3,700,273	3,186,516	4,136,931	4,510,410
TOTAL LIABILITIES AND EQUITY	$8,223,524	$8,100,751	$8,228,153	$8,072,110	$8,069,237

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021
Net (Loss) Income	($922,941)	$630,312	($872,921)	($354,059)	$98,025
Depreciation, Depletion and Amortization	118,623	133,833	129,734	122,607	128,944
Amortization of Deferred Financing Costs	2,042	8,904	5,992	6,122	6,034
Stock-Based Compensation	7,331	2,782	3,075	3,178	7,525
Gain on Asset Sales and Abandonments, net	(13,395)	(19,705)	(12,446)	(7,186)	(2,873)
Loss on Debt Extinguishment	—	15,084	18,653	—	—
Loss (Gain) on Commodity Derivative Instruments	1,726,394	(379,982)	1,507,270	538,859	(33,414)
Gain on Other Derivative Instruments	(5,223)	(2,410)	(1,416)	(465)	(4,194)
Net Cash (Paid) Received in Settlement of Commodity Derivative Instruments	(270,842)	(399,971)	(131,091)	(10,359)	2,405
Deferred Income Taxes	(334,184)	276,772	(359,689)	(92,322)	37,352
Other	1,700	(281)	(295)	(554)	(150)
Changes in Operating Assets:
Accounts and Notes Receivable	66,577	(75,211)	(91,059)	(10,605)	(7,586)
Recoverable Income Taxes	72	(71)	—	—	88
Supplies Inventories	(322)	(661)	212	1,525	411
Prepaid Expenses	2,366	(2,844)	(946)	296	290
Changes in Other Assets	322	(22,767)	13	(1,048)	(36)
Changes in Operating Liabilities:
Accounts Payable	(2,032)	(3,922)	(7,773)	18,508	(3,807)
Accrued Interest	(13,595)	23,819	(29,095)	24,634	(9,872)
Other Operating Liabilities	(26,086)	50,537	56,241	158	562
Changes in Other Liabilities	(412)	18,853	(48)	(62)	(56)
Net Cash Provided by Operating Activities	336,395	253,071	214,411	239,227	219,648

Cash Flows from Investing Activities:
Capital Expenditures	(122,316)	(116,711)	(96,763)	(128,958)	(123,429)
Proceeds from Asset Sales	19,423	21,017	12,265	6,964	5,005
Net Cash Used in Investing Activities	(102,893)	(95,694)	(84,498)	(121,994)	(118,424)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	—	(246,853)	(174,614)	—	—
Net Proceeds from (Payments on) CNXM Revolving Credit Facility	25,200	39,000	(14,000)	(77,000)	(54,000)
Net (Payments on) Proceeds from CNX Revolving Credit Facility	(96,000)	(33,350)	65,350	—	(800)
Proceeds from Issuance of CNXM Senior Notes	—	—	395,000	—	—
Net Payments on CSG Non-Revolving Credit Facilities	—	—	(147,431)	(7,290)	(5,823)
Net Payments on Other Debt	(154)	(137)	(122)	(688)	(1,838)
Proceeds from Issuance of Common Stock	608	103	183	2	4,799
Shares Withheld for Taxes	(5,582)	(8)	(9)	(45)	(4,491)
Purchases of Common Stock	(152,473)	(120,825)	(77,740)	(22,690)	(23,988)
Debt Issuance and Financing Fees	(96)	(12,493)	(663)	—	(1,320)
Net Cash (Used in) Provided by Financing Activities	(228,497)	(374,563)	45,954	(107,711)	(87,461)
Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	5,005	(217,186)	175,867	9,522	13,763
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	3,565	220,751	44,884	35,362	21,599
Cash, Cash Equivalents, and Restricted Cash at End of Period	$8,570	$3,565	$220,751	$44,884	$35,362

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2022E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	5%	($0.82)
ETNG Mainline	4%	$0.86
TCO Pool	24%	($0.74)
TETCO ELA & WLA	4%	($0.22)
TETCO M3	5%	($0.12)
TETCO M2	36%	($0.89)
Michcon	11%	($0.31)
Physical basis sales	11%	($0.28)
Weighted Average Basis	100%	($0.59)

NYMEX		$6.02
Weighted Average Basis (Not considering hedging)		($0.59)
Differential Impact of Physical Fixed Price Sales vs. NYMEX		($0.08)
Total Estimated Differential		($0.67)
Realized Price (per MMBtu)		$5.35
Conversion Factor (MMBtu/Mcf)		1.090
Realized Price Before Financial Hedging (per Mcf)		$5.83

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Reflects actual realized basis for Q1; April - December forward market basis prices as of 4/7/2022.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021
Average Sales Price - Natural Gas	$4.76	$5.24	$3.61	$2.51	$2.60
Average (Loss) Gain on Commodity Derivative Instruments - Cash Settlement- Gas	($1.91)	($2.70)	($0.92)	($0.08)	$0.02
Average Sales Price - Oil and Condensate*	$12.84	$11.07	$10.00	$8.85	$6.48
Average Sales Price - NGLs*	$7.62	$6.80	$6.19	$4.38	$4.93

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$3.14	$2.83	$2.96	$2.60	$2.73

Lease Operating Expense (LOE)	$0.10	$0.10	$0.07	$0.07	$0.07
Production, Ad Valorem, and Other Fees	$0.07	$0.07	$0.06	$0.05	$0.04
Transportation, Gathering and Compression	$0.59	$0.58	$0.59	$0.61	$0.55
Depreciation, Depletion and Amortization (DD&A)	$0.76	$0.83	$0.83	$0.87	$0.90
Total Natural Gas, NGL and Oil Production Costs	$1.52	$1.58	$1.55	$1.60	$1.56

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.76	$0.75	$0.72	$0.73	$0.66
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$2.38	$2.08	$2.24	$1.87	$2.07

Fully Burdened Cash Costs, before DD&A(1)	$1.03	$1.07	$1.06	$1.09	$1.01
Fully Burdened Cash Margin, before DD&A	$2.11	$1.76	$1.90	$1.51	$1.72

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q1 2022, Q4 2021, Q3 2021, Q2 2021 and Q1 2021 total fully burdened cash costs exclude a gain on asset sales of $0.09 per Mcfe, $0.12 per Mcfe, $0.08 per Mcfe, $0.05 per Mcfe and $0.02 per Mcfe, respectively. Q1 2022, Q4 2021, Q3 2021, Q2 2021 and Q1 2021 exclude unrealized losses on interest rate swaps and noncash amortization of $0.02 per Mcfe, $0.04 per Mcfe, $0.03 per Mcfe, $0.04 per Mcfe and $0.01 per Mcfe, respectively. Q42021 excludes loss on debt extinguishment of $0.10.Q32021 excludes loss on debt extinguishment of $0.12.

Natural Gas Price Reconciliation	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021
NYMEX Natural Gas ($/MMBtu)	$4.95	$5.83	$4.01	$2.83	$2.69
Average Differential	(0.58)	(1.02)	(0.70)	(0.50)	(0.30)
BTU Conversion (MMBtu/Mcf)*	0.39	0.43	0.30	0.18	0.21
(Loss) Gain on Commodity Derivative Instruments-Cash Settlement	(1.91)	(2.70)	(0.92)	(0.08)	0.02
Realized Gas Price per Mcf	$2.85	$2.54	$2.69	$2.43	$2.62
*Conversion factor	1.09	1.09	1.09	1.08	1.09

GUIDANCE
	Previous			Updated
($ in millions)	2022E			2022E
	Low		High	Low		High
Capital Expenditures	$470	-	$500	$470	-	$500

Production Volumes (Bcfe)	575	-	605	575	-	605
% of Natural Gas Hedged	86%			87%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$3.79			$6.02
Natural Gas Differential ($/MMBtu)	($0.52)			($0.67)
NGL Realized Price ($/Bbl)	~$28.00			~$38.00

($ in millions)
Adjusted EBITDAX(2)	$1,150	-	$1,200	$1,300	-	$1,450

($ in millions)
Free Cash Flow (FCF)(2)	~$600			~$700
FCF Per Share(2)(3)	$2.96			$3.59

(1) Forward market prices for updated guidance as of 4/7/2022.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF for previous and updated guidance includes approximately $35 million in expected asset sales in 2022.
(3) Previous guidance for 2022 FCF per share based on shares outstanding of 202,489,683, as of 1/20/2022. Updated guidance for 2022 FCF per share based on shares outstanding of 195,031,828, as of 4/20/2022.

2022E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	21	12,700
	Utica	2	15,000

WV Shirley-Pennsboro	Marcellus	8	10,000
	Utica	-	-

Total		31	-

(1) Measured in lateral feet from perforation to perforation.

YEAR END 2021 ACREAGE AND UNDEVELOPED LOCATION UPDATE

YE2020 MARCELLUS ACREAGE				YE2021 MARCELLUS ACREAGE
SWPA	Central	Greater	TOTAL SWPA	SWPA	Central	Greater	TOTAL SWPA
Total Net Acres	91,200	29,500	120,700	Total Net Acres	95,400	29,700	125,100
Net Developed Acres	39,700	2,400	42,100	Net Developed Acres	46,700	2,400	49,100
Net Undeveloped Locations	315	166		Net Undeveloped Locations	298	167
Average Lateral Length (ft)	9,500	9,500		Average Lateral Length (ft)	9,500	9,500
Inter-Lateral Spacing (ft)	750	750		Inter-Lateral Spacing (ft)	750	750
WV	SHR/PENS	East	TOTAL WV	WV	SHR/PENS	East	TOTAL WV
Total Net Acres	16,000	10,800	88,800	Total Net Acres	15,700	10,900	86,800
Net Developed Acres	7,600	140	7,740	Net Developed Acres	9,900	100	10,000
Net Undeveloped Locations	61	77		Net Undeveloped Locations	42	78
Average Lateral Length (ft)	8,000	8,000		Average Lateral Length (ft)	8,000	8,000
Inter-Lateral Spacing (ft)	750	750		Inter-Lateral Spacing (ft)	750	750
CPA	South	North	TOTAL CPA	CPA	South	North	TOTAL CPA
Total Net Acres	107,200	94,000	302,900	Total Net Acres	107,200	94,100	303,200
Net Developed Acres	5,100	900	6,000	Net Developed Acres	5,100	1,000	6,100
Net Undeveloped Locations	659	601		Net Undeveloped Locations	659	601
Average Lateral Length (ft)	9,000	9,000		Average Lateral Length (ft)	9,000	9,000
Inter-Lateral Spacing (ft)	750	750		Inter-Lateral Spacing (ft)	750	750
OH			TOTAL OH	OH			TOTAL OH
Total Net Acres			11,700	Total Net Acres			10,900
Net Developed Acres			173	Net Developed Acres			200
Net Undeveloped Locations				Net Undeveloped Locations
Average Lateral Length (ft)				Average Lateral Length (ft)
Inter-Lateral Spacing (ft)				Inter-Lateral Spacing (ft)
Total Net Acres			524,100	Total Net Acres			526,000

YE2020 UTICA ACREAGE				YE2021 UTICA ACREAGE
SWPA	Central	Greater	TOTAL SWPA	SWPA	Central	Greater	TOTAL SWPA
Total Net Acres	113,200	57,000	170,200	Total Net Acres	113,200	57,000	170,700
Net Developed Acres	3,400	—	3,400	Net Developed Acres	4,400	—	4,400
Net Undeveloped Locations	433	225		Net Undeveloped Locations	429	225
Average Lateral Length (ft)	8,500	8,500		Average Lateral Length (ft)	8,500	8,500
Inter-Lateral Spacing (ft)	1,300	1,300		Inter-Lateral Spacing (ft)	1,300	1,300
WV	SHR/PENS	East	TOTAL WV	WV	SHR/PENS	East	TOTAL WV
Total Net Acres	13,000	84,700	134,700	Total Net Acres	12,800	84,900	134,600
Net Developed Acres	—	—	—	Net Developed Acres	—	—	—
Net Undeveloped Locations	62	405		Net Undeveloped Locations	61	406
Average Lateral Length (ft)	7,000	7,000		Average Lateral Length (ft)	7,000	7,000
Inter-Lateral Spacing (ft)	1,300	1,300		Inter-Lateral Spacing (ft)	1,300	1,300
CPA	South	North	TOTAL CPA	CPA	South	North	TOTAL CPA
Total Net Acres	107,500	94,000	240,700	Total Net Acres	108,000	93,900	241,200
Net Developed Acres	1,600	200	1,800	Net Developed Acres	1,600	200	1,800
Net Undeveloped Locations	507	449		Net Undeveloped Locations	509	449
Average Lateral Length (ft)	7,000	7,000		Average Lateral Length (ft)	7,000	7,000
Inter-Lateral Spacing (ft)	1,300	1,300		Inter-Lateral Spacing (ft)	1,300	1,300
OH	Dry		TOTAL OH	OH	Dry		TOTAL OH
Total Net Acres	15,700		64,200	Total Net Acres	15,500		63,200
Net Developed Acres	13,200		13,200	Net Developed Acres	13,200		13,200
Net Undeveloped Locations	9			Net Undeveloped Locations	8
Average Lateral Length (ft)	9,500			Average Lateral Length (ft)	9,500
Inter-Lateral Spacing (ft)	1,300			Inter-Lateral Spacing (ft)	1,300
Total Net Acres			609,800	Total Net Acres			609,700

Note: Acres by type curve area do not equal total acres because some CNX-controlled acres fall outside of identified type curve areas. Locations calculated by dividing total controlled acreage in type curve region by area of a well. The table includes results of leasing activity and expirations; and future development, lateral lengths and inter-lateral spacing, will ultimately vary as the assets are developed.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales. Organic FCF is defined as operating cash flow minus capex.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, Adjusted TTM EBITDAX, FCF and organic FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements also excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2021 Annual Report on Form 10-K as filed with the SEC on February 10, 2022). These expenses include, but are not limited to, interest expense, impairment of exploration and production properties, impairment of goodwill and other corporate expenses such as selling, general and administrative costs.

(Dollars in millions)	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021
Total Revenue and Other Operating (Loss) Income	($913)	$1,291	($880)	($127)	$473
Add (Deduct):
Purchased Gas Revenue	(46)	(33)	(16)	(17)	(34)
Loss (Gain) on Commodity Derivative Instruments and Monetization	1,456	(780)	1,376	529	(31)
Other Revenue and Operating Income	(23)	(30)	(25)	(26)	(25)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$474	$448	$455	$359	$383

Total Operating Expense	$322	$349	$305	$281	$300
Add (Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(3)	(1)	(4)	(3)	(3)
Exploration and Production Related Other Costs	(2)	(13)	(3)	(3)	(2)
Purchased Gas Costs	(45)	(32)	(14)	(15)	(33)
Selling, General and Administrative Costs	(31)	(36)	(25)	(24)	(28)
Other Operating Expense	(12)	(16)	(21)	(15)	(16)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$229	$251	$238	$221	$218
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021
Net (Loss) Income	($923)	$630	($873)	($354)	$98
Interest Expense	27	37	38	39	37
Income Tax (Benefit) Expense	(326)	277	(360)	(92)	37
(Loss) Earnings Before Interest & Taxes (EBIT)	(1,222)	944	(1,195)	(407)	172
Depreciation, Depletion & Amortization	119	133	130	123	129
Exploration Expense	2	13	3	3	2
(Loss) Earnings Before Interest, Taxes, DD&A and Exploration (EBITDAX)	($1,101)	$1,090	($1,062)	($281)	$303
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	1,456	(780)	1,376	529	(31)
Stock-Based Compensation	7	2	3	3	8
Loss on Debt Extinguishment	—	15	19	—	—
Severance	—	1	—	—	—
Total Pre-tax Adjustments	1,463	(762)	1,398	532	(23)
Adjusted EBITDAX	$362	$328	$336	$251	$280

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021
Net (Loss) Income from EBITDAX Reconciliation	($923)	$630	($873)	($354)	$98
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	1,463	(762)	1,398	532	(23)
Tax Effect of Adjustments	(382)	199	(365)	(138)	6
Adjusted Net Income	$158	$67	$160	$40	$81

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue after adjusting for unrealized loss (gain) on commodity derivative instruments.

(Dollars in millions)	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021
Total Revenue and Other Operating (Loss) Income	($913)	$1,291	($880)	($127)	$473

Net (Loss) Income	($923)	$630	($873)	($354)	$98
Interest Expense	27	37	38	39	37
Income Tax (Benefit) Expense	(326)	277	(360)	(92)	37
(Loss) Earnings Before Interest & Taxes (EBIT)	(1,222)	944	(1,195)	(407)	172
Depreciation, Depletion & Amortization	119	133	130	123	129
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($1,103)	$1,077	($1,065)	($284)	$301
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$1,456	($780)	$1,376	$529	($31)
Total Adjustments	$1,456	($780)	$1,376	$529	($31)

Total Revenue Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$543	$511	$496	$402	$442
Adjusted EBIT	$234	$164	$181	$122	$141
Operating Margin	43%	32%	36%	30%	32%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue after adjusting for unrealized loss (gain) on commodity derivative instruments.

(Dollars in millions)	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021
Total Revenue and Other Operating (Loss) Income	($913)	$1,291	($880)	($127)	$473

Net (Loss) Income	($923)	$630	($873)	($354)	$98
Interest Expense	27	37	38	39	37
Income Tax (Benefit) Expense	(326)	277	(360)	(92)	37
(Loss) Earnings Before Interest & Taxes (EBIT)	(1,222)	944	(1,195)	(407)	172
Depreciation, Depletion & Amortization	119	133	130	123	129
(Loss) Earnings Before Interest, Taxes, DD&A (EBITDA)	($1,103)	$1,077	($1,065)	($284)	$301
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	$1,456	($780)	$1,376	$529	($31)
Stock-Based Compensation	7	2	3	3	8
Loss on Debt Extinguishment	—	15	19	—	—
Total Adjustments	$1,463	($763)	$1,398	$532	($23)

Total Revenue Minus Unrealized Loss (Gain) on Commodity Derivative Instruments	$543	$511	$496	$402	$442
Adjusted EBITDA	$360	$314	$333	$248	$278
Cash Operating Margin	66%	61%	67%	62%	63%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

Net Debt: Total long-term debt minus cash and cash equivalents.
Net Debt as adjusted: Total long-term debt, plus the historical impact of recent accounting pronouncement, minus cash and cash equivalents.

(Dollars in millions)
Net Debt	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,227	$2,214	$2,436	$2,289	$2,368	$2,424	$2,600
Less: Cash and Cash Equivalents	9	4	221	45	35	22	156
Net Debt	$2,218	$2,210	$2,215	$2,244	$2,333	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Net Debt as adjusted	31-Mar-22	31-Dec-21	30-Sep-21	30-Jun-21	31-Mar-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,227	$2,214	$2,436	$2,289	$2,368	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	82	86	90	94	98	101
Less: Cash and Cash Equivalents	9	4	221	45	35	22	156
Net Debt as adjusted	$2,218	$2,292	$2,301	$2,334	$2,427	$2,500	$2,545
(1) Includes current portion
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 9 - Long-Term Debt in the Notes to the Unaudited Consolidated Financial Statements in Item 1 of CNX’s March 31, 2022 Form 10-Q for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	30-Jun-21	30-Sep-21	31-Dec-21	31-Mar-22	31-Mar-22
Net (Loss) Income	($354)	($873)	$630	($923)	($1,520)
Interest Expense	39	38	37	27	141
Income Tax (Benefit) Expense	(92)	(360)	277	(326)	(501)
(Loss) Earnings Before Interest & Taxes (EBIT)	(407)	(1,195)	944	(1,222)	(1,880)
Depreciation, Depletion & Amortization	123	130	133	119	505
Exploration Expense	3	3	13	2	21
(Loss) Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	(281)	(1,062)	1,090	(1,101)	(1,354)
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	529	1,376	(780)	1,456	2,581
Stock Based Compensation	3	3	2	7	15
Loss on Debt Extinguishment	—	19	15	—	34
Severance	—	—	1	—	1
Total Pre-tax Adjustments	532	1,398	(762)	1,463	2,631
Adjusted EBITDAX TTM	$251	$336	$328	$362	$1,277

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.
Organic Free Cash Flow (FCF): Operating cash flow minus capex.

Free Cash Flow
(Dollars in millions)	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Net Cash Provided by Operating Activities	$336	$254	$215	$239	$219	$161	$223	$144	$267
Capital Expenditures	(122)	(117)	(97)	(129)	(123)	(92)	(108)	(135)	(152)
Proceeds from Asset Sales	20	21	12	7	5	16	6	12	14
Free Cash Flow	$234	$158	$130	$117	$101	$85	$121	$21	$129

Organic Free Cash Flow
(Dollars in millions)	Q1-2022	Q4-2021	Q3-2021	Q2-2021	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Net Cash Provided by Operating Activities	$336	$254	$215	$239	$219	$161	$223	$144	$267
Capital Expenditures	(122)	(117)	(97)	(129)	(123)	(92)	(108)	(135)	(152)
Organic Free Cash Flow	$214	$137	$118	$110	$96	$69	$115	$9	$115

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward-Looking Statements" and "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (SEC) and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; local, regional and national economic conditions and the impact they may have on our customers; the impact of events beyond our control, including a global or domestic health crisis; dependence on gathering, processing and transportation facilities and other midstream facilities owned by others; conditions in the oil and gas industry; our current long-term debt obligations, and the terms of the agreements that govern that debt; strategic determinations, including the allocation of capital and other resources to strategic opportunities; cyber-incidents targeting our systems, oil and natural gas industry systems and infrastructure, or the systems of our third-party service providers; and changes in safety, health, environmental and other regulations.